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CUSIP No.  67612W108


                        AGREEMENT CONCERNING JOINT FILING
                       OF AMENDMENT NO. 6 TO SCHEDULE 13D

         The undersigned agree as follows:

         (i) each of them is individually eligible to use Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

         (ii) each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

         Dated: August 18, 2006

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                                    V. PREM WATSA



                                    /s/ V. Prem Watsa
                                    --------------------------------------------




                                    1109519 ONTARIO LIMITED


                                    By: /s/ V. Prem Watsa
                                        ----------------------------------------
                                        Name:  V. Prem Watsa
                                        Title: President




                                    THE SIXTY TWO INVESTMENT
                                    COMPANY LIMITED



                                    By: /s/ V. Prem Watsa
                                        ----------------------------------------
                                        Name:  V. Prem Watsa
                                        Title: President




                                    810679 ONTARIO LIMITED


                                    By: /s/ V. Prem Watsa
                                        ----------------------------------------
                                        Name:  V. Prem Watsa
                                        Title: President






                             Joint Filing Agreement
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                                    FAIRFAX FINANCIAL HOLDINGS LIMITED



                                    By: /s/ Paul Rivett
                                        ----------------------------------------
                                        Name:  Paul Rivett
                                        Title: Vice President




                                    FFHL GROUP LTD.


                                    By: /s/ V. Prem Watsa
                                        ----------------------------------------
                                        Name:  V. Prem Watsa
                                        Title: Vice President




                                    FAIRFAX INC.


                                    By: /s/ John K. Cassil
                                        ----------------------------------------
                                        Name:  John K. Cassil
                                        Title: Vice President



                                    FAIRFAX FINANCIAL (US) LLC.


                                    By: /s/ John K. Cassil
                                        ----------------------------------------
                                        Name:  John K. Cassil
                                        Title: President and Manager


                                    TIG HOLDINGS, INC.


                                    By: /s/ William J. Gillett
                                        ----------------------------------------
                                        Name:  William J. Gillett
                                        Title: President





                             Joint Filing Agreement
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                                    TIG INSURANCE GROUP, INC.


                                    By: /s/ William J. Gillett
                                        ----------------------------------------
                                        Name:  William J. Gillett
                                        Title: President




                                    TIG INSURANCE COMPANY


                                    By: /s/ William J. Gillett
                                        ----------------------------------------
                                        Name:  William J. Gillett
                                        Title: President




                                    ORH HOLDINGS INC.


                                    By: /s/ Ronald Schokking
                                        ----------------------------------------
                                        Name:  Ronald Schokking
                                        Title: Vice President



                                    UNITED STATES FIRE INSURANCE COMPANY


                                    By: /s/ Carlo Ann Soos
                                        ----------------------------------------
                                        Name:  Carol Ann Soos
                                        Title: Vice President





                             Joint Filing Agreement